PEARTRACK SECURITY SYSTEMS, INC.

2018 STOCK INCENTIVE PLAN

PEARTRACK SECURITY SYSTEMS, INC.

2018 STOCK INCENTIVE PLAN

1.PURPOSE

The PearTrack Security Systems, Inc., 2018 Stock Incentive Plan (the “Plan”) is intended to promote the best interests of the Corporation, and its stockholders by (i) assisting the Corporation and its Affiliates in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Corporation’s businesses by affording such persons equity participation in the Corporation and (iii) associating the interests of such persons with those of the Corporation and its affiliates and stockholders.

2.DEFINITIONS

As used in this Plan the following definitions shall apply:

A. “Administrator” means the Board or any party to which the Board has delegated any responsibility for the administration of the Plan pursuant to Section 3.A hereof.

B.“Affiliate” means (i) any Subsidiary, (ii) any Parent, (iii) any entity (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Corporation or one of its Affiliates, (iv) any other entity in which the Corporation or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Administrator, and (v) any entity (including, without limitation, a partnership or limited liability company) which directly or indirectly controls fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Corporation or one of its Affiliates.

C.“Board” means the Board of Directors of the Corporation.

D.“Cause” means  (i) in the case where the Participant does not have an employment, consulting or similar agreement in effect with the Corporation or its Affiliate at the time of grant of the Option or Stock Award or where there is such an agreement but it does not define “cause” (or words of like import), conduct related to the Participant’s service to the Corporation or an Affiliate for which either criminal or civil penalties against the Participant may be sought, misconduct, insubordination, material violation of Corporation or its Affiliate’s policies, disclosing or misusing any confidential information or material concerning the Corporation or any Affiliate or material breach of any employment, consulting agreement or similar agreement, or (ii) in the case where the Participant has an employment agreement, consulting agreement or similar agreement in effect with the Corporation or its Affiliate at the time of grant of the Option or Stock Award that defines a termination for “cause” (or words of like import), “cause” as defined in such agreement; provided, however, that with regard to any agreement that defines “cause” on

PearTrack Security Systems, Inc.2018 Stock Incentive Plan

occurrence of or in connection with change of control, such definition of “cause” shall not apply until a change of control actually occurs and then only with regard to a termination thereafter.

E.“Code” means the Internal Revenue Code of 1986, and any amendments thereto.

F.“Common Stock” means the common stock, par value ($.001) par value, of the Corporation.

G.“Consultant” means (i) any person performing consulting or advisory services for the Corporation or any Affiliate, or (ii) a director of an Affiliate.

H.“Continuous Service” means that the Participant’s service with the Corporation or an Affiliate, whether as an employee, Director or Consultant, is not interrupted or terminated.  A Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Corporation or an Affiliate as an employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service.  The Participant’s Continuous Service shall be deemed to have terminated either upon an actual termination or upon the entity for which the Participant is performing services ceasing to be an Affiliate of the Corporation.  The Administrator shall determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Corporation, including sick leave, military leave or any other personal leave.

I.“Corporation” means PearTrack Security Systems, Inc., a Nevada corporation.

J.“Corporation Law” means the general corporation law of the jurisdiction of incorporation of the Corporation.

K.“Director” means a member of the Board.

L.“Disability” shall mean a physical or mental condition of a Participant that, (i) in the judgment of the Administrator, permanently prevents such Participant from being able to continue to serve actively in a capacity comparable to that in which the Participant served prior to the disability, or (ii) causes the Participant to become eligible for long-term disability benefits under any long-term disability insurance plan then in effect with the Corporation or its Affiliate.

M.“Eligible Person” means an employee (including officers) of the Corporation or an Affiliate (including an entity that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Corporation or an Affiliate (including an entity that becomes an Affiliate after the adoption of this Plan) .

N.“Exchange Act” means the Securities Exchange Act of 1934, as amended.

O.“Fair Market Value” means, on any given date, the current fair market value of the shares of Common Stock as determined as follows:

PearTrack Security Systems, Inc.2018 Stock Incentive Plan

(i)If the Common Stock is traded on The Nasdaq Stock, is listed on a national securities exchange or on the OTC Markets, the closing price for the day of determination as quoted on such market or exchange which is the primary market or exchange for trading of the Common Stock or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Administrator in its discretion, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or

(iii)In the absence of an established market for the Common Stock, Fair Market Value shall be determined by the Administrator in good faith.

P.“Incentive Stock Option” means an Option (or portion thereof) intended to qualify for special tax treatment under Section 422 of the Code.

Q.“Non-exempt Employee” means an employee of the Corporation or an Affiliate who is a “non-exempt” employee under the Fair Labor Standards Act of 1938.

R.“Nonqualified Stock Option” means an Option (or portion thereof) which is not intended or does not for any reason qualify as an Incentive Stock Option.

S.“Option” means any option to purchase shares of Common Stock granted under this Plan.

T.“Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each of the corporations (other than the Corporation) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

U.“Participant” means an Eligible Person who is selected by the Administrator to receive an Option or Stock Award and is party to any Stock Option Agreement or Stock Award Agreement required by the terms of such Option or Stock Award.

V.“Plan” means this PearTrack Security Systems, Inc. 2018 Stock Incentive Plan.

W.“Restricted Stock Award” means an award of Common Stock under Section 7.A.

X.“Securities Act” means the Securities Act of 1933 as amended.

Y.“Stock Award” means a Restricted Stock Award or Stock Appreciation Right.

Z.“Stock Appreciation Right” means an award of a right of the Participant to receive a payment in accordance with the provisions of Section 7.B.

PearTrack Security Systems, Inc.2018 Stock Incentive Plan

AA.“Stock Award Agreement” means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of a Stock Award granted to the Participant under Section 7.  Each Stock Award Agreement shall be subject to the terms and conditions of the Plan and shall include such terms and conditions as the Administrator shall authorize.

BB.“Stock Option Agreement” means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of an Option granted to the Participant.  Each Stock Option Agreement shall be subject to the terms and conditions of the Plan and shall include such terms and conditions as the Administrator shall authorize.

CC.“Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

DD.“Ten Percent Owner” means any Eligible Person owning at the time an Option is granted more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of an Affiliate.  An individual shall, in accordance with Section 424(d) of the Code, be considered to own any voting stock owned (directly or indirectly) by or for his brothers, sisters, spouse, ancestors and lineal descendants and any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate, trust or other entity shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries.

3.ADMINISTRATION

A.Delegation of Administration.  The Board shall be the sole Administrator of the Plan unless the Board delegates all or any portion of its authority to administer the Plan to another Administrator.  To the extent not prohibited by the charter or bylaws of the Corporation, the Board may delegate all or a portion of its authority to administer the Plan to a committee of the Board appointed by the Board and constituted in compliance with the Corporation Law.  If permitted by the Corporation Law, and not prohibited by the charter or bylaws of the Corporation, the Board may also delegate all or a portion of its authority to administer the Plan to an officer or officers of the Corporation designated by the Board.

B.Powers of the Administrator.  Subject to the provisions of the Plan, and, in the case of an Administrator other than the Board, subject at all times to the terms and conditions of the delegation of authority from the Board, the Administrator shall have the authority to implement, interpret and administer the Plan.  Such authority shall include, without limitation, the authority:

(i)To construe and interpret all provisions of this Plan and all Stock Option Agreements and Stock Award Agreements under this Plan.

(ii)To determine the Fair Market Value of Common Stock.

(iii)To select the Eligible Persons to whom Options or Stock Awards, are granted from time to time hereunder.

PearTrack Security Systems, Inc.2018 Stock Incentive Plan

(iv)To determine the number of shares of Common Stock covered by an Option or Stock Award; determine whether an Option shall be an Incentive Stock Option or Nonqualified Stock Option; and determine such other terms and conditions, not inconsistent with the terms of the Plan, of each such Option or Stock Award.  Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Stock Award, the time or times when Options or Stock Awards may be exercised or Common Stock issued thereunder, the right of the Corporation to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations (in addition to those contained in the Plan) on the forfeitability or transferability of Options, Stock Awards or Common Stock issued upon exercise of an Option or pursuant to a Stock Award.   Such terms may include conditions shall be as determined by the Administrator and need not be uniform with respect to Participants.

(v)To determine whether and under what circumstances an Option may be settled in cash, shares of Common Stock or other property under Section 6.H instead of Common Stock.

(vi)To amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Option or Stock Award; to determine the time at which a Stock Award or Common Stock issued under the Plan may become transferable or nonforfeitable; and to reduce the exercise price of any Option.

(vii)To prescribe the form of Stock Option Agreements and Stock Award Agreements; to adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan.  Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

C.Administration When Common Stock is Publicly Traded.  On and following the date on which the Corporation has a class of equity securities registered under Section 12 of the Securities Act, the Administrator authorized by the Board to administer the Plan shall, if so determined by the Board, consist solely of two (2) or more Non-Employee Directors (within the meaning of Rule 16b-3 under the Exchange Act); provided that the Board may delegate administrative authority with respect to Eligible Persons who are not subject to Section 16 of the Exchange Act to a committee of other than Non-Employee Directors.

4.ELIGIBILITY

A.Eligibility for Awards.  Nonqualified Stock Options and Stock Awards may be granted to any Eligible Person selected by the Administrator.  Incentive Stock Options may be granted only to employees of the Corporation or a Parent or Subsidiary.

PearTrack Security Systems, Inc.2018 Stock Incentive Plan

B.Substitution Awards.  The Administrator may make Stock Awards and may grant Options under the Plan by  assumption, substitution or replacement of performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity (including an Affiliate), if such assumption, substitution or replacement is connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the Corporation (and/or its Affiliate) and such other entity (and/or its affiliate).  Notwithstanding any provision of the Plan (other than the maximum number of shares of Common Stock that may be issued under the Plan), the terms of such assumed, substituted or replaced Stock Awards or Options shall be as the Administrator, in its discretion, determines is appropriate.

5.COMMON STOCK SUBJECT TO PLAN

A.Share Reserve.  Subject to adjustment as provided in Section 8, the maximum aggregate number of shares of Common Stock that may be (i) issued under this Plan pursuant to the exercise of Options, (ii) issued pursuant to Restricted Stock Awards, and (iii) covered by Stock Appreciation Rights is twenty million (20,000,000) shares.

B.Reversion of Shares.  If an Option or Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock (or shares subject to an unexercised Stock Appreciation Right) which were subject thereto shall become available for future grant under the Plan.   Shares of Common Stock that have been actually issued under the Plan shall not be returned to the share reserve for future grants under the Plan; except that shares of Common Stock issued pursuant to a Stock Award which are repurchased by the Corporation at the original purchase price of such shares, shall be returned to the share reserve for future grant under the Plan.

C.Source of Shares.  Common Stock issued under the Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Corporation.

6.OPTIONS

A.Award.  In accordance with the provisions of Section 4, the Administrator will designate each Eligible Person to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such Option.  The Stock Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the vesting schedule applicable to such Option and any other terms of such Option. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.

B.Exercise Price.  The exercise price per share for Common Stock subject to an Option shall be determined by the Administrator.  The exercise price per share for Common Stock subject to an Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value on the date of grant.

C.Maximum Option Period.  The maximum period during which an Option may be exercised shall be determined by the Administrator on the date of grant, except that no Option that is intended to be an Incentive Stock Option shall be exercisable after the expiration of ten years

PearTrack Security Systems, Inc.2018 Stock Incentive Plan

from the date such Option was granted.  In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant.  The terms of any Option that is an Incentive Stock Option may provide that it is exercisable for a period less than such maximum period.

D.Maximum Value of Options which are Incentive Stock Options.  To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any person are exercisable for the first time during any calendar year (under all stock option plans of the Corporation or any of its Subsidiaries or Parent) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options are not Incentive Stock Options.  For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted.  This section will be applied by taking Incentive Stock Options into account in the order in which they are granted.

E.Non-transferability.  Options granted under this Plan which are intended to be Incentive Stock Options shall be nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant shall be exercisable by only the Participant to whom the Incentive Stock Option is granted.  If the Stock Option Agreement so provides or the Administrator so approves, a Nonqualified Stock Option may be transferred by a Participant to the Participant’s children, stepchildren, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Participant may not receive any consideration for the transfer.  The holder of a Nonqualified Stock Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant.  Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Administrator, during the lifetime of the Participant to whom the Nonqualified Stock Option is granted, such Option may be exercised only by the Participant.  No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

F.Vesting and Termination of Continuous Service.  Except as provided in a Stock Option Agreement, the following rules shall apply:

(i)Options will vest as provided in the Stock Option Agreement.  An Option will be exercisable only to the extent that it is vested on the date of exercise.  Vesting of an Option will cease on the date of the Participant’s termination of Continuous Service and the Option will be exercisable only to the extent the Option is vested on the date of termination of Continuous Service.

(ii)In the case of Options intended to be Qualified Options:

a.Options Granted to Employees.  An Option granted to a Participant who is not a Consultant or an officer or director of the Corporation, a Parent or a Subsidiary shall be exercisable at the minimum rate of thirty three percent (33%) per year for each of the first three (3) years

PearTrack Security Systems, Inc.2018 Stock Incentive Plan

starting from the date of grant, subject to reasonable conditions such as continued service.

b.Options Granted to Outside Directors, Consultants or Officers.  An Option granted to a Participant who is a Consultant or an officer or Director of the Corporation, a Parent or a Subsidiary shall be exercisable at any time or during any period established by the Board, subject to reasonable conditions such as continued service.

(iii)If the Participant’s termination of Continuous Service is for reason of death or Disability, the right to exercise the Option (to the extent vested) will expire on the earlier of (i) one (1) year after the date of the Participant’s termination of Continuous Service, or (ii) the expiration date under the terms of the Agreement.  Until the expiration date, the Participant’s heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.E.

(iv)If the Participant’s termination of Continuous Service is an involuntary termination without Cause or a voluntary termination (other than a voluntary termination described in Section 6.F.(v)), the right to exercise the Option (to the extent that it is vested) will expire on the earlier of (i) ninety days (90) after the date of the Participant’s termination of Continuous Service, or (ii) the expiration date under the terms of the Agreement. If the Participant’s termination of Continuous Service is an involuntary termination without Cause or a voluntary termination (other than a voluntary termination described in Section 6.F.(v)) and the Participant dies after his or her termination of Continuous Service but before the right to exercise the Option has expired, the right to exercise the Option (to the extent vested) shall expire on the earlier of (i) one (1) year after the date of the Participant’s termination of Continuous Service or (ii) the date the Option expires under the terms of the Stock Option Agreement, and, until expiration, the Participant’s heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.E.

(v)If the Participant’s termination of Continuous Service is for Cause or is a voluntary termination at any time after an event which would be grounds for termination of the Participant’s Continuous Service for Cause, the right to exercise the Option shall expire as of the date of the Participant’s termination of Continuous Service.

G.Exercise.  An Option shall be exercised by completion, execution and delivery of notice (written or electronic) to Corporation of the Option which states (i) the Option holder’s intent to exercise the Option, (ii) the number of shares of Common Stock with respect to which the Option is being exercised, (iii) such other representations and agreements as may be required by the Corporation and (iv) the method for satisfying any applicable tax withholding as provided in Section 9.  Such notice of exercise shall be provided on such form or by such method as the Administrator may designate, and payment of the exercise price shall be made in accordance with Section 6.H.  Subject to the provisions of this Plan and the applicable Stock Option Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine.  A

PearTrack Security Systems, Inc.2018 Stock Incentive Plan

partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Stock Option Agreement with respect to the remaining shares subject to the Option.  An Option may not be exercised with respect to fractional shares of Common Stock.

H.Payment.  Unless otherwise provided by the Stock Option Agreement, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Administrator.  With the consent of the Administrator, payment of all or part of the exercise price of an Option may also be made (i) by surrendering shares of Common Stock to the Corporation that have been held for at least six (6) months prior to the date of exercise, (ii) if the Common Stock is traded on an established securities market, the Administrator may approve payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder’s written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer, or (iii) any other method acceptable to the Administrator.  If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Value (determined as of the date of exercise) of the shares surrendered must not be less than the exercise price of the shares for which the Option is being exercised. If all or part of the exercise price is to be paid with a promissory note, the par value of the Common Stock, if newly issued, shall be paid in cash or cash equivalents.  The shares received upon exercise of the Option shall be pledged as security for payment of the principal amount of the promissory note and interest thereon and the interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code.  Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

I.Stockholder Rights.  No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option and the certificate for shares of Common Stock to be received on exercise of such Option has been issued by the Corporation.

J.Disposition.  A Participant shall notify the Corporation of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant.  Such notice shall be in writing and directed to the Secretary of the Corporation.

7.STOCK AWARDS

A.Restricted Stock Awards. Each Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate.  The terms and conditions of the Stock Award Agreements for Restricted Stock Awards may change from time to time, and the terms and conditions of separate Restricted Stock Awards need not be identical, but each Restricted Stock Award shall include (through incorporation of the provisions hereof by references in the agreement or otherwise) the substance of each of the following provisions.

PearTrack Security Systems, Inc.2018 Stock Incentive Plan

(i)Purchase Price.  The purchase price, if any, of restricted stock awards shall be determined by the Administrator.  The purchase price of shares offered under the Plan for shares intended to be covered shall not be less than eighty-five percent (85%) of the Fair Market Value of such shares; provided, however, if the purchaser is a Ten-Percent Owner, the purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of such shares.

(ii)Consideration.  The purchase price, if any, of Common Stock acquired pursuant to the Restricted Stock Award shall be paid either:  (i) in cash at the time of purchase; (ii) at the discretion of the Administrator, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion; provided, however, that payment of the Common Stock’s “par value” shall not be made by deferred payment.

(iii)Vesting.  Shares of Common Stock acquired under a Restricted Stock Award may, but need not, be subject to a share repurchase option in favor of the Corporation in accordance with a vesting schedule to be determined by the Administrator.

(iv)Participant’s Termination of Service.  In the event of a Participant’s termination of Continuous Service, the Corporation, if so provided in the Stock Award Agreement, may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Stock Award Agreement for such Restricted Stock Award.

(v)Transferability.  Rights to acquire shares of Common Stock under a Restricted Stock Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Award Agreement for such Restricted Stock Award, as the Administrator shall determine in its discretion, so long as Common Stock granted under the Restricted Stock Award remains subject to the terms of the Stock Award Agreement.

B.Stock Appreciation Rights.  Each Stock Award Agreement for Stock Appreciation Rights shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate.  The terms and conditions of Stock Appreciation Rights may change from time to time, and the terms and conditions of separate Stock Appreciation Rights need not be identical, but each Stock Appreciation Right shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)Benefit Provided.  Each Stock Appreciation Right shall provide the Participant with the right to receive payment in cash or shares of Common Stock having a Fair Market Value, as designated in the Stock Award Agreement for such Stock Appreciation Rights, of an amount equal to the difference between the base amount provided for each share of Common Stock as described in the Stock Award Agreement and the Fair Market Value of the Common Stock on the date of exercise of such Stock Appreciation Right.

PearTrack Security Systems, Inc.2018 Stock Incentive Plan

(ii)Tandem Awards.  Stock Appreciation Rights may be granted either alone or a tandem with other awards, including Options, under the Plan; provided, however, if that Stock Appreciation Rights are granted in tandem with another Stock Award, the base amount provided for each share of Common Stock in the applicable Stock Award Agreement shall be equal to the Fair Market Value of the Common Stock on the date of grant of such Stock Award.

(iii)Vesting.  The Stock Award Agreement for a Stock Appreciation Right shall provide the vesting schedule applicable to such award and may, but need not, provide that shares of Common Stock acquired upon exercising a Stock Appreciation Right are subject to a repurchase option in favor of the Corporation.

(iv)Participant’s Termination of Service.  In the event of a Participant’s termination of Continuous Service, the Corporation may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Stock Appreciation Right.

(v)Transferability.  Rights to acquire cash or shares of Common Stock under a Stock Appreciation Rights shall be nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant shall be exercisable by only the Participant to whom the Stock Appreciation Rights are granted.

8.CHANGES IN CAPITAL STRUCTURE

A.No Limitations of Rights.  The existence of outstanding Options or Stock Awards shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

B.Changes in Capitalization.  If the Corporation shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options and Stock Awards hereunder and (ii) the number and class of shares then reserved for issuance under the Plan and the maximum number of shares for which awards may be granted to a Participant during a specified time period shall be appropriately and proportionately adjusted.  The conversion of convertible securities of the Corporation shall not be treated as effected “without receiving consideration.” The Administrator shall make such adjustments, and its determinations shall be final, binding and conclusive.

C.Merger, Consolidation or Asset Sale. If the Corporation is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another entity

PearTrack Security Systems, Inc.2018 Stock Incentive Plan

while Options or Stock Awards remain outstanding under the Plan, unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of such Options or Stock Awards with new options or stock awards covering the stock of the successor entity, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options and Stock Awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, vest immediately as of the effective date of any such merger, consolidation or sale.

D.Limitation on Adjustment. Except as previously expressly provided, neither the issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Stock Awards.

9.WITHHOLDING OF TAXES

The Corporation or an Affiliate shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Corporation or Affiliate in good faith believes is imposed upon it in connection with Federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount.  Subject to such conditions as may be established by the Administrator, the Administrator may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (ii) tender back to the Corporation shares of Common Stock received pursuant to an Option or Stock Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (iii) deliver to the Corporation previously acquired Common Stock, (iv) have funds withheld from payments of wages, salary or other cash compensation due the Participant, or (v) pay the Corporation or its Affiliate in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Corporation or its Affiliate with respect to the Option or Stock Award.

10.REPURCHASE RIGHTS

The Corporation shall have the right to repurchase shares that have been acquired through an award or sale of shares or exercise of an Option upon termination of the Participant’s Continuous Service if provided in the applicable Stock Award Agreement or Stock Option Agreement.  Subject to the following restrictions, the Board in its sole discretion shall determine when the right to repurchase shall lapse as to all or any portion of the shares, and may, in its discretion, provide for accelerated vesting.  With respect to a stock award intended to be a Qualified Option, the following restrictions shall apply in the case of a Participant who is not a

PearTrack Security Systems, Inc.2018 Stock Incentive Plan

Consultant or an officer or director of the Corporation, a Parent or Subsidiary:

A.Repurchase Price.  If the Corporation retains a right to repurchase the shares at the original purchase price or exercise price, then such repurchase right shall lapse at the minimum rate of twenty percent (20%) per year over the five (5) year period starting on the date of the award or sale of shares or grant of the Option.

B.Exercise of Repurchase Right.  The Corporation’s right of repurchase under this Section 10 may be exercised only within ninety (90) days of the date on which the Participant’s Continuous Service terminates or, if the Participant acquired the shares upon exercise of an Option after the date of termination, within ninety (90) days from the date of exercise.

C.Payment of Repurchase Price.  The Corporation shall pay the repurchase price in cash, cash equivalents or for cancellation of indebtedness incurred in purchasing the shares.

11.COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

A.General Requirements.  No Option or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Corporation is a party, and the rules of all domestic stock exchanges or quotation systems on which the Corporation’s shares may be listed.  The Corporation shall have the right to rely on an opinion of its counsel as to such compliance.  Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option or Stock Award is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations.  No Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

B.Participant Representations.  The Administrator may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Corporation a written statement, in form satisfactory to the Administrator, in which the Participant represents and warrants that the shares are being acquired for such person’s own account, for investment only and not with a view to the resale or distribution thereof.  The Participant shall, at the request of the Administrator, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Corporation, as to the application of such exemption thereto.

PearTrack Security Systems, Inc.2018 Stock Incentive Plan

C.Financial Reports. At least annually, the Corporation shall furnish its financial statements, including a balance sheet regarding the Corporation’s financial condition and results of operations, to stockholders who have received shares under the Plan, Participants and purchasers, unless such persons are key employees whose duties at the Corporation assure them access to equivalent information.  Financial statements need not be audited. The filing of the Corporation’s annual report with the Securities and Exchange Commission on the EDGAR System shall constitute delivery under this section.

D.Restrictions; Securities Listing. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares or other securities are traded on NASDAQ or a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on NASDAQ or such securities exchange.

12.GENERAL PROVISIONS

A.Effect on Employment and Service.  Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Corporation or an Affiliate, (ii) in any way affect any right and power of the Corporation or an Affiliate to change an individual’s duties or terminate the employment or service of any individual at any time with or without assigning a reason therefor or (iii) except to the extent the Administrator grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of the Plan.

B.Use of Proceeds. The proceeds received by the Corporation from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

C.Unfunded Plan.  The Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan.  Any liability of the Corporation to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan.  No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

D.Rules of Construction.  Headings are given to the Sections of this Plan solely as a convenience to facilitate reference, and shall not be used in interpreting, construing or enforcing any provision hereof.  The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

E.Choice of Law.  The Plan and all Stock Option Agreements and Stock Award Agreements entered into under the Plan (except to the extent that any such Stock Option Agreement or Stock Award Agreement otherwise provides) shall be governed by and interpreted

PearTrack Security Systems, Inc.2018 Stock Incentive Plan

under the laws of the jurisdiction of incorporation of the Corporation excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the laws of the jurisdiction of incorporation of the Corporation.

13.AMENDMENT AND TERMINATION

The Board may amend or terminate this Plan from time to time; provided, however, that with respect to any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under the Plan, (ii) changes the class of employees eligible to receive Incentive Stock Options or (iii) is required by the terms of any applicable law, regulation, or rule, including, without limitation, any rule of The Nasdaq Stock Market, or any national securities exchange on which the Common Stock is publicly traded, each such amendment shall be subject to the approval of the stockholders of the Corporation within twelve (12) months of the date such amendment is adopted by the Board.  Except as specifically permitted by the Plan, Stock Option Agreement or Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option, and any amendment that is required to comply with the rules applicable to Incentive Stock Options, shall not be treated as adversely affecting the rights of the Participant.

14.EFFECTIVE DATE AND DURATION OF PLAN

A.The Plan became effective as of October 1, 2018, upon adoption by the Board, The Plan shall be submitted for approval within twelve (12) months by the stockholders holding of a majority of the shares of entitled to vote thereon.  In the event that the stockholders of the Corporation shall not approve the Plan within such twelve (12) month period, the Plan and any previously granted Incentive Stock Option shall automatically convert to a Nonqualified Stock Option.

B.Unless previously terminated, the Plan will terminate ten (10) years after the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders, except that Options and Stock Awards that are granted under the Plan prior to its termination will continue to be administered under the terms of the Plan until the Options and Stock Awards terminate or are exercised.

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PearTrack Security Systems, Inc.2018 Stock Incentive Plan